Exhibit 99.1

Aeva Reports First Quarter 2023 Results

Progressing with Top-10 OEM: First vehicles built using Aeva 4D LiDAR, in discussion to deepen relationship around perception software development

Working with Fabrinet to expand capacity to support ongoing customer development and increasing opportunities

MOUNTAIN VIEW, Calif., May 10, 2023 –Aeva® (NYSE: AEVA), a leader in next-generation sensing and perception systems, today announced its first quarter 2023 results.

Key Company Highlights

•
Strong progress with Top-10 OEM, including enabling key safety use case previously unachievable with 3D ToF LiDAR and in discussion for perception software development
•
Continued traction in automotive with increasing number of RFQs
•
Multiple engagements to implement Aeva’s perception platform for precision distance measurement
•
Successfully completed bring-up of new final assembly manufacturing line to support ongoing and additional engagements
•
Working with Fabrinet to increase capacity and further automate LiDAR-on-chip module manufacturing

“We are progressing well on our engagement with a Top-10 OEM and are in discussion to deepen our relationship,” said Soroush Salehian, Co-Founder and CEO at Aeva. “This highlights the growing interest from industry leaders to leverage the unique capabilities and scalability of Aeva’s 4D LiDAR-on-chip technology to bring next-generation perception to market. Our focus in 2023 continues to be on ongoing development with key partners and securing additional wins toward production.”

First Quarter 2023 Financial Highlights

•
Cash, Cash Equivalents and Marketable Securities
o
Cash, cash equivalents and marketable securities of $288.4 million as of March 31, 2023
•
Revenue
o
Revenue of $1.1 million in Q1 2023, compared to revenue of $1.1 million in Q1 2022
•
GAAP and Non-GAAP Operating Loss*
o
GAAP operating loss of $37.3 million in Q1 2023, compared to GAAP operating loss of $34.1 million in Q1 2022
o
Non-GAAP operating loss of $31.3 million in Q1 2023, compared to non-GAAP operating loss of $28.3 million in Q1 2022
•
GAAP and Non-GAAP Net Loss per Share*
o
GAAP net loss per share of $0.16 in Q1 2023, compared to GAAP net loss per share of $0.15 in Q1 2022
o
Non-GAAP net loss per share of $0.13 in Q1 2023, compared to non-GAAP net loss per share of $0.13 in Q1 2022

•
Shares Outstanding
o
Weighted average shares outstanding of 219.6 million in Q1 2023

*Tables reconciling GAAP to non-GAAP measures are provided at the end of this release. Aeva believes that such non-GAAP measures are useful as supplemental measures of Aeva’s performance.

Conference Call Details

The company will host a conference call and live webcast to discuss results at 2:00 p.m. PT / 5:00 p.m. ET today, May 10, 2023. The live webcast and replay can be accessed at investors.aeva.com.

About Aeva Technologies, Inc. (NYSE: AEVA)

Aeva’s mission is to bring the next wave of perception to a broad range of applications from automated driving to industrial robotics, consumer electronics, consumer health, security and beyond. Aeva is transforming autonomy with its groundbreaking sensing and perception technology that integrates all key LiDAR components onto a silicon photonics chip in a compact module. Aeva 4D LiDAR® sensors uniquely detect instant velocity in addition to 3D position, allowing autonomous devices like vehicles and robots to make more intelligent and safe decisions. For more information, visit www.aeva.com, or connect with us on Twitter or LinkedIn.

Aeva, the Aeva logo, 4D LiDAR, Aeries, Ultra Resolution, 4D Perception, and 4D Localization are trademarks/registered trademarks of Aeva, Inc. All rights reserved. Third-party trademarks are the property of their respective owners.

Forward looking statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements in this press release include our beliefs regarding our financial position and operating performance for the first quarter 2023 and business objectives for 2023, along with our expectations with respect to our orders, product shipments, manufacturing plans and engagement with other customers. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the fact that Aeva is an early stage company with a history of operating losses and may never achieve profitability, (ii) Aeva’s limited operating history, (iii) the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities, (iv) the ability for Aeva to have its products selected for inclusion in OEM products and (v) other material risks and other important factors that could affect our financial results. Please refer to our filings with the SEC, including our most recent Form 10-Q and Form 10-K. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Aeva does not give any assurance that it will achieve its expectations.

Contacts

Investors:

Andrew Fung

investors@aeva.ai

Media:

Michael Oldenburg

press@aeva.ai

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Balance Sheet
(Unaudited)
(In thousands)

	March 31, 2023	December 31, 2022

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$31,864	$67,420
Marketable securities	256,542	256,392
Accounts receivable	2,445	2,887
Inventories	3,006	2,951
Other current assets	4,683	5,473
Total current assets	298,540	335,123
Operating lease right-of-use assets	6,658	7,402
Property, plant and equipment, net	10,689	9,720
Intangible assets, net	3,300	3,525
Other noncurrent assets	862	862
TOTAL ASSETS	$320,049	$356,632
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,857	$5,182
Accrued liabilities	3,856	9,063
Accrued employee costs	3,414	4,721
Lease liability, current portion	2,535	2,667
Other current liabilities	194	194
Total current liabilities	13,856	21,827
Lease liability, noncurrent portion	4,167	4,789
Warrant liability	62	90
TOTAL LIABILITIES	18,085	26,706
STOCKHOLDERS’ EQUITY:
Common stock	22	22
Additional paid-in capital	649,756	643,756
Accumulated other comprehensive loss	(2,373)	(3,585)
Accumulated deficit	(345,441)	(310,267)
TOTAL STOCKHOLDERS’ EQUITY	301,964	329,926
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$320,049	$356,632

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended March 31,
	2023	2022
Revenue	$1,148	$1,137
Cost of revenue (1)	2,529	1,375
Gross profit (loss)	(1,381)	(238)
Operating expenses:
Research and development expenses (1)	25,454	25,315
General and administrative expenses (1)	7,833	6,872
Selling and marketing expenses (1)	2,598	1,648
Total operating expenses	35,885	33,835
Operating loss	(37,266)	(34,073)
Interest income	2,064	283
Other income, net	28	633
Loss before income taxes	(35,174)	(33,157)
Income tax provision	—	—
Net loss	$(35,174)	$(33,157)
Net loss per share, basic and diluted	$(0.16)	$(0.15)
Weighted-average shares used in computing net loss per share, basic and diluted	219,627,827	216,017,186

(1) Includes stock-based compensation as follows:

	Three Months Ended March 31,
	2023	2022
Cost of revenue	$330	$136
Research and development expenses	4,410	4,323
General and administrative expenses	1,119	1,229
Selling and marketing expenses	104	96
Total stock-based compensation expense	$5,963	$5,784

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)
	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(35,174)	$(33,157)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	955	630
Impairment of inventories	45	767
Change in fair value of warrant liability	(28)	(634)
Stock-based compensation	5,963	5,784
Amortization of right-of-use assets	744	707
Amortization of premium and accretion of discount on available-for-sale securities, net	(632)	435
Changes in operating assets and liabilities:
Accounts receivable	442	2,130
Inventories	(100)	(312)
Other current assets	790	403
Other noncurrent assets	—	(1)
Accounts payable	(1,749)	1,890
Accrued liabilities	(5,207)	(2,653)
Accrued employee costs	(1,307)	(1,332)
Lease liability	(754)	(696)
Other current liabilities	—	(499)
Net cash used in operating activities	(36,012)	(26,538)
Cash flows from investing activities:
Purchase of property, plant and equipment	(1,275)	(1,283)
Purchase of available-for-sale securities	(54,520)	(82,284)
Proceeds from maturities of available-for-sale securities	56,214	105,607
Net cash provided by investing activities	419	22,040
Cash flows from financing activities:
Payments of taxes withheld on net settled vesting of restricted stock units	(20)	—
Proceeds from exercise of warrants	—	1
Proceeds from exercise of stock options	57	186
Net cash provided by financing activities	37	187
Net decrease in cash and cash equivalents	(35,556)	(4,311)
Beginning cash and cash equivalents	67,420	66,810
Ending cash and cash equivalents	$31,864	$62,499

AEVA TECHNOLOGIES, INC.
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited)
(In thousands, except share and per share data)

Reconciliation from GAAP to non-GAAP operating loss
	Three Months Ended March 31,
	2023	2022

GAAP operating loss	$(37,266)	$(34,073)
Stock-based compensation	5,963	5,784
Non-GAAP operating loss	$(31,303)	$(28,289)

Reconciliation from GAAP to non-GAAP net loss
	Three Months Ended March 31,
	2023	2022

GAAP net loss	$(35,174)	$(33,157)
Stock-based compensation	5,963	5,784
Change in fair value of warrant liability	(28)	(634)
Non-GAAP net loss	$(29,239)	$(28,007)

Reconciliation between GAAP and non-GAAP net loss per share
	Three Months Ended March 31,
	2023	2022
Shares used in computing GAAP net loss per share:
Basic and diluted	219,627,827	216,017,186
GAAP net loss per share
Basic and diluted	$(0.16)	$(0.15)
Stock-based compensation	0.03	0.02
Change in fair value of warrant liability	(0.00)	(0.00)
Non-GAAP net loss per share
Basic and diluted	$(0.13)	$(0.13)